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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 03362201) of Pro-Fac Cooperative, Inc. of our report dated August 23, 1999 appearing on page 27 of this Annual Report on Form 10-K/A-1.


PRICEWATERHOUSECOOPERS LLP

Rochester, New York
September 21, 1999